SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement            / /   Confidential, for use of the
                                                 Commission only (as permitted
                                                 By Rule 14a-6(e) (2))

/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12


                               CB BANCSHARES, INC.
              -----------------------------------------------------

                (Name of Registrant As Specified In Its Charter)

        ----------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)      Title of each class of securities to which transaction applies:


(2)      Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:


(5)      Total fee paid:


         / / Fee paid previously with preliminary materials:

         ------------------------------------------------------------

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:


(2)      Form, Schedule or Registration Statement No.:


(3)      Filing party:


(4)      Date filed:

         PROXYGRAM SENT BY CB BANCSHARES TO REGISTERED SHAREHOLDERS ON MAY 19, 2003

         PROXYGRAM SENT BY CB BANCSHARES TO NON-REGISTERED SHAREHOLDERS ON MAY 19, 2003

PROXYGRAM SENT BY CB BANCSHARES TO REGISTERED SHAREHOLDERS ON MAY 19, 2003


PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY  11101

CONFIDENTIAL IDENTIFICATION NUMBER:  [CIN]
Your identification number is confidential. It is to assure the operator of your identity.

                        CB BANCSHARES, INC.

May 19, 2003


Dear CB Bancshares Shareholder:

               VOTE "AGAINST" THE CPF PROPOSAL TODAY!

Central Pacific Financial Corp. has made a hostile offer to acquire your company at a price that your Board of Directors has unanimously rejected. As previously announced and pursuant to Hawaii law, a special meeting will be held on May 28, 2003 to determine whether or not to approve the acquisition by Central Pacific Financial Corp. of at least a majority of the shares of CB Bancshares common stock pursuant to their exchange offer.

We strongly urge you to vote AGAINST the CPF proposal because we believe it undervalues CB Bancshares' franchise and could have adverse effects on the people, communities and economy of Hawaii.
We believe the CPF proposal raises significant competitive concerns, would result in numerous branch closings and layoffs, and poses substantial execution risks. Furthermore, since the majority of the consideration CPF is offering is in the form of CPF common stock, the proposal would subject CB Bancshares shareholders to significant risk should the value of CPF stock decline. You should know that Mr. Clinton Arnoldus personally owns no CPF stock and that he and his unproven management team have-in just over one year--already lowered CPF's earnings growth estimates.

In order to ensure that your shares are represented at the meeting, your Board unanimously recommends that you vote AGAINST CPF's hostile acquisition proposal by toll-free telephone. Please just follow the simple steps listed below.


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8891, CB Bancshares, Inc.(Management).

3.  State your name, address and telephone number.

4. State your Confidential Identification Number and Number of shares as shown below:

          Confidential Identification Number:  [CIN]

          Number of Shares:  [NumShares]

5. Give the operator your voting preferences, using the proxy text below.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CB BANCSHARES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS OF CB BANCSHARES, INC.
         UNDER CHAPTER 414E OF THE HAWAII REVISED STATUTES

The undersigned hereby appoints Colbert M. Matsumoto, Mike K. Sayama and Maurice H. Yamasato, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all shares of Common Stock, par value $1.00 per share, of CB Bancshares, Inc. ("Bancshares") that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, at the Special Meeting of Bancshares shareholders to be held at 8:00 a.m. local time on May 28, 2003 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, in the manner set forth herein.

THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED AGAINST THE ACQUISITION PROPOSAL. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.


ACQUISITION PROPOSAL. A resolution of Bancshares' shareholders approving the acquisition by Central Pacific Financial Corp. of at least a majority of the shares of Bancshares common stock pursuant to the proposed Offer to Exchange by Central Pacific Financial Corp. ("CPF"), as set forth in Amendment No. 2 to CPF's registration statement on Form S-4 dated May 9, 2003, as the same may be amended.

      (  ) AGAINST           (  ) FOR           (  )ABSTAIN

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE
PROPOSAL SET FORTH ABOVE                              -------

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Please give your name to the operator exactly as it appears hereon. Joint owners should give both names. When voting as attorney, executor, administrator, trustee or guardian, please give your title as such. If voting on behalf of a corporation, please vote in full corporate name by the president or other authorized officer(s). If voting on behalf of a partnership, please give full partnership name by authorized person.

Subject to future developments, CB Bancshares may file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 relating to any tender/exchange offer made by Central Pacific Financial Corp. Shareholders of CB Bancshares are advised to read CB Bancshares' Solicitation/Recommendation Statement on Schedule 14D-9 when such document becomes available because it will contain important information. Shareholders of CB Bancshares and other interested parties may obtain, free of charge, copies of the Schedule 14D-9 (when available) and other documents filed by CB Bancshares with the SEC at the SEC's internet website at www.sec.gov. Each of these documents (when available) may also be obtained, free of charge, by calling investor relations at CB Bancshares at 808-546-8413.

                                     # # #

PROXYGRAM SENT BY CB BANCSHARES TO NON-REGISTERED SHAREHOLDERS ON MAY 19, 2003

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717


                        CB BANCSHARES, INC.

May 19, 2003


Dear CB Bancshares Shareholder:

               VOTE "AGAINST" THE CPF PROPOSAL TODAY!

Central Pacific Financial Corp. has made a hostile offer to acquire your company at a price that your Board of Directors has unanimously rejected. As previously announced and pursuant to Hawaii law, a special meeting will be held on May 28, 2003 to determine whether or not to approve the acquisition by Central Pacific Financial Corp. of at least a majority of the shares of CB Bancshares common stock pursuant to their exchange offer.

We strongly urge you to vote AGAINST the CPF proposal because we believe it undervalues CB Bancshares' franchise and could have adverse effects on the people, communities and economy of Hawaii.
We believe the CPF proposal raises significant competitive concerns, would result in numerous branch closings and layoffs, and poses substantial execution risks. Furthermore, since the majority of the consideration CPF is offering is in the form of CPF common stock, the proposal would subject CB Bancshares shareholders to significant risk should the value of CPF stock decline. You should know that Mr. Clinton Arnoldus personally owns no CPF stock and that he and his unproven management team have-in just over one year--already lowered CPF's earnings growth estimates.

In order to ensure that your shares are represented at the meeting, your Board unanimously recommends that you vote AGAINST CPF's hostile acquisition proposal by toll-free telephone. Please just follow the simple steps listed below.


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8892, CB Bancshares, Inc.(Management).

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              [NA.1]
                   Broker:            [Broker]
                   Control Number:    [ControlNum]
                   Number of Shares:  [NumShares]

5. Give the operator your voting preferences, using the proxy text below.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CB BANCSHARES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS OF CB BANCSHARES, INC.
         UNDER CHAPTER 414E OF THE HAWAII REVISED STATUTES

The undersigned hereby appoints Colbert M. Matsumoto, Mike K. Sayama and Maurice H. Yamasato, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all shares of Common Stock, par value $1.00 per share, of CB Bancshares, Inc. ("Bancshares") that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, at the Special Meeting of Bancshares shareholders to be held at 8:00 a.m. local time on May 28, 2003 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, in the manner set forth herein.

THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED AGAINST THE ACQUISITION PROPOSAL. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

ACQUISITION PROPOSAL. A resolution of Bancshares' shareholders approving the acquisition by Central Pacific Financial Corp. of at least a majority of the shares of Bancshares common stock pursuant to the proposed Offer to Exchange by Central Pacific Financial Corp.

("CPF"), as set forth in Amendment No. 2 to CPF's registration statement on Form S-4 dated May 9, 2003, as the same may be amended.

      (  ) AGAINST           (  ) FOR           (  )ABSTAIN

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE
PROPOSAL SET FORTH ABOVE                              -------

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Please give your name to the operator exactly as it appears hereon. Joint owners should give both names. When voting as attorney, executor, administrator, trustee or guardian, please give your title as such. If voting on behalf of a corporation, please vote in full corporate name by the president or other authorized officer(s). If voting on behalf of a partnership, please give full partnership name by authorized person.

Subject to future developments, CB Bancshares may file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 relating to any tender/exchange offer made by Central Pacific Financial Corp. Shareholders of CB Bancshares are advised to read CB Bancshares' Solicitation/Recommendation Statement on Schedule 14D-9 when such document becomes available because it will contain important information. Shareholders of CB Bancshares and other interested parties may obtain, free of charge, copies of the Schedule 14D-9 (when available) and other documents filed by CB Bancshares with the SEC at the SEC's internet website at www.sec.gov. Each of these documents (when available) may also be obtained, free of charge, by calling investor relations at CB Bancshares at 808-546-8413.